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                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert L. Estep, James E. O'Bannon, Kristi D. Bohling and Jeannette P. Meier the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Sterling Software, Inc., a Delaware corporation (the "Corporation"), a Registration Statement on Form S-3 or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended, up to 335,000 shares of Common Stock, par value $0.10 per share, of the Corporation and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated:  October 18, 1995



   /S/  Sterling L. Williams                 /S/  Robert J. Donachie
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Sterling L. Williams                      Robert J. Donachie


   /S/ George H. Ellis                       /S/  Phillip A. Moore
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George H. Ellis                           Phillip A. Moore



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Sam Wyly                                  Robert E. Cook


                                             /S/  Donald R. Miller, Jr.
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Charles J. Wyly, Jr.                      Donald R. Miller, Jr.


   /S/  Evan A. Wyly
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Evan A. Wyly                              Frances A. Tarkenton


   /S/  Michael C. French
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Michael C. French